Sales Financing Receivables and Other Loan Receivables (Schedule of Long-Term Trade Accounts Receivable - Net) (Details) (JPY ¥) In Millions	Mar. 31, 2011	Mar. 31, 2010
Non-current	¥ 27,487	¥ 26,688
Long-term trade accounts receivable-net	50,971	47,610
Long-Term Trade Accounts Receivable [Member]
Current	24,500	21,306
Non-current	27,487	26,688
Total long-term trade accounts receivable	51,987	47,994
Less: Allowance for doubtful accounts	(1,016)	(384)
Long-term trade accounts receivable-net	¥ 50,971	¥ 47,610